Exhibit 21.1

Subsidiary	Jurisdiction of Formation
United States:
Aramark Intermediate HoldCo Corporation	Delaware
Aramark Services, Inc.	Delaware
1st & Fresh, LLC	Delaware
Active Industrial Uniform Co., LLC	Delaware
American Snack & Beverage, LLC	Florida
AmeriPride Services, LLC	Delaware
Aramark American Food Services, LLC	Ohio
Aramark Asia Management, LLC	Delaware
Aramark Aviation Services Limited Partnership	Delaware
Aramark Business & Industry, LLC	Delaware
Aramark Business Center, LLC	Delaware
Aramark Business Dining Services of Texas, LLC	Texas
Aramark Business Facilities, LLC	Delaware
Aramark Campus, LLC	Delaware
Aramark Cleanroom Services (Puerto Rico), Inc.	Delaware
Aramark Concession Services Joint Venture	Texas
Aramark Confection, LLC	Delaware
Aramark Construction and Energy Services, LLC	Delaware
Alt. Name: Aramark Asset Solutions
Aramark Construction Services, Inc.	Delaware
Aramark Consumer Discount Company	Pennsylvania
Aramark Correctional Services, LLC	Delaware
Aramark Distribution Services, LLC	Delaware
Aramark Educational Group, LLC	Delaware
Aramark Educational Services of Texas, LLC	Texas
Aramark Educational Services of Vermont, Inc.	Vermont
Aramark Educational Services, LLC	Delaware
Aramark Entertainment, LLC	Delaware
Aramark Equipment, LLC	Delaware
Aramark Facility Services, LLC	Delaware
Aramark FHC Business Services, LLC	Delaware
Aramark FHC Campus Services, LLC	Delaware
Aramark FHC Correctional Services, LLC	Delaware
Aramark FHC Healthcare Support Services, LLC	Delaware
Aramark FHC Kansas, Inc.	Kansas
Aramark FHC Refreshment Services, LLC	Delaware
Aramark FHC School Support Services, LLC	Delaware
Aramark FHC Services, LLC	Delaware
Aramark FHC Sports and Entertainment Services, LLC	Delaware
Aramark FHC, LLC	Delaware
Aramark Food and Support Services Group, Inc.	Delaware

Exhibit 21.1

Aramark Food Service of Texas, LLC	Texas
Aramark Food Service, LLC	Delaware
Aramark FSM, LLC	Delaware
Aramark Global, Inc.	Delaware
Aramark Healthcare Support Services of the Virgin Islands, Inc.	Delaware
Aramark Healthcare Support Services, LLC	Delaware
Aramark Industrial Services, LLC	Delaware
Aramark Japan, LLC	Delaware
Aramark Lakewood Associates	Georgia
Aramark Management Services Limited Partnership	Delaware
Aramark Management, LLC	Delaware
Aramark Mexico Group, LLC	Delaware
Aramark Organizational Services, LLC	Delaware
Aramark Personnel Services, LLC	Delaware
Aramark Processing, LLC	Delaware
Aramark Qualified Opportunity Fund, LLC	Delaware
Aramark Rail Services, LLC	Delaware
Aramark RBI, Inc.	Delaware
Aramark Receivables, LLC	Delaware
Aramark Refreshment Group, Inc.	Delaware
Aramark Refreshment Services of Tampa, LLC	Delaware
Aramark Refreshment Services, LLC	Delaware
Aramark S&E/QCF Joint Venture	Texas
Aramark Schools Facilities, LLC	Delaware
Aramark Schools, LLC	Delaware
Aramark SCM, Inc.	Delaware
Aramark Senior Living Services, LLC	Delaware
Aramark Services of Kansas, Inc.	Kansas
Aramark Services of Puerto Rico, Inc.	Delaware
Aramark SMMS LLC	Delaware
Aramark SMMS Real Estate LLC	Delaware
Aramark Sports and Entertainment Group, LLC	Delaware
Aramark Sports and Entertainment Services of Texas, LLC	Texas
Aramark Sports and Entertainment Services, LLC	Delaware
Aramark Sports Facilities, LLC	Delaware
Aramark Sports, LLC	Delaware
Aramark Technical Services North Carolina, Inc.	North Carolina
Aramark Technical Services of New York, LLC	Delaware
Aramark Togwotee, LLC	Delaware
Aramark Trademark Services, Inc.	Delaware
Aramark U.S. Offshore Services, LLC	Delaware
Aramark Uniform & Career Apparel Group, Inc.	Delaware
Aramark Uniform & Career Apparel, LLC	Delaware

Exhibit 21.1

Alt. Name: Aramark Uniform Services; Wearguard-Crest
Aramark Uniform Manufacturing Company	Delaware
Aramark Uniform Services (Matchpoint) LLC	Delaware
Aramark Uniform Services (Rochester) LLC	Delaware
Aramark Uniform Services (Supply Chain), LLC	Delaware
Aramark Uniform Services (Syracuse) LLC	Delaware
Aramark Uniform Services (Texas) LLC	Delaware
Aramark Uniform Services (West Adams) LLC	Delaware
Aramark Venue Services, Inc.	Delaware
Aramark WTC, LLC	Delaware
Aramark/Giacometti Joint Venture	Oregon
Aramark/Globetrotters, LLC	Delaware
Aramark/GM Concessions Joint Venture	Pennsylvania
Aramark/Gourmet HE-1, LLC	North Carolina
Aramark/Gourmet HE-2, LLC	North Carolina
Aramark/Hart Lyman Entertainment, LLC	Delaware
Aramark/HF Company	Pennsylvania
Aramark/HMS, LLC	Delaware
Aramark/Martin's Stadium Concession Services OPACY Joint Venture	Maryland
Aramark/QHC LLC	Delaware
Aramark/SFS Joint Venture	Delaware
Aramark-Chugach Alaska Services, LLC	Delaware
Aramark-Clarksville Club, Inc.	Arkansas
Aramark-FINCO of Texas, LLC	Texas
Aramark-Gourmet DPS, LLC	Michigan
Aramark-KWAME of St. Louis, LLC	Delaware
Aramark-SFS Healthcare JV L.L.C.	Delaware
Avendra Gaming, LLC	Delaware
Avendra Replenishment, LLC	Delaware
Avendra, LLC	Delaware
Brand Coffee Service, Inc.	Texas
BuyEfficient, LLC	Delaware
Canyonlands Rafting Hospitality, LLC	Delaware
Cliff House Hospitality, LLC	Delaware
Corporate Coffee Systems LLC	Delaware
Crater Lake Hospitality, LLC	Delaware
D.G. Maren II, Inc.	Delaware
Delicious on West Street LLC	New York
Delsac VIII, LLC	Delaware
Doyon/Aramark Denali National Park Concession Joint Venture	Alaska
EverSafe Services, LLC	Delaware
Filterfresh Coffee Service, LLC	Delaware
Filterfresh Franchise Group, LLC	Delaware

Exhibit 21.1

Fine Host Holdings, LLC	Delaware
Freedom Ferry Services, LLC	Delaware
Glacier Bay National Park and Preserve Concessions, LLC	Alaska
Glen Canyon Rafting Hospitality, LLC	Delaware
Good Uncle Services, LLC	Delaware
Gourmet Aramark Services, LLC	Delaware
Guaranty Energy Group 1981	Montana
Harrison Conference Associates, LLC	Delaware
Harrison Conference Services of North Carolina, LLC	North Carolina
Harry M. Stevens, Inc. of New Jersey	New Jersey
Harry M. Stevens, Inc. of Penn.	Pennsylvania
Harry M. Stevens, LLC	Delaware
HPSI Purchasing Services LLC	Delaware
Institutional Processing Services LLC	Delaware
L&N Uniform Supply, LLC	California
Lake Tahoe Cruises, LLC	California
Landy Textile Rental Services, LLC	Delaware
Liberty Islands Hospitality, LLC	Delaware
Lifeworks Restaurant Group, LLC	Delaware
Muir Woods Hospitality, LLC	Delaware
MyAssistant, Inc.	Pennsylvania
National Mall Hospitality, LLC	Delaware
Next Level Hospitality Services, LLC	Delaware
NLAL Hospitality, LLC	Delaware
NLPA Hospitality, LLC	Delaware
NLNC Hospitality, LLC	Delaware
NLSD Hospitality, LLC	Delaware
Next Level PEO, LLC	Delaware
Niagara Falls State Park Hospitality, LLC	Delaware
North Rim Hospitality, LLC	Delaware
Old Time Coffee Co.	California
Olympic Peninsula Hospitality, LLC	Delaware
Overall Laundry Services, LLC	Delaware
Paradise Hornblower, LLC	California
Philadelphia Ballpark Concession Joint Venture	Pennsylvania
Restaura, Inc.	Michigan
Rushmore Hospitality, LLC	Delaware
South Rim Hospitality, LLC	Delaware
Sun Office Service, Inc.	Texas
Tarrant County Concessions, LLC	Texas
The Aramark Foundation	Pennsylvania
Travel Systems, LLC	Nevada
Wilderness River Adventures, LLC	Delaware

Exhibit 21.1

Yosemite Hospitality, LLC	Delaware

International:
AIM Services Co., Ltd.	Japan
Aramark (BVI) Limited	British Virgin Islands
Aramark B.V.	Netherlands
Aramark Canada Ltd.	Canada
Aramark CCT Trustees Limited	United Kingdom
Aramark China Dining Services (Shanghai) Limited	China
Aramark China Holdings Limited	Hong Kong
Aramark Cleaning S.A.	Belgium
Aramark Co., Ltd.	Korea
Aramark Defence Services Limited	United Kingdom
Aramark Denmark ApS	Denmark
Aramark Entertainment Services (Canada) Inc.	Canada
Aramark Global Group S.a.r.l.	Luxembourg
Aramark GmbH	Germany
Aramark Gulf Limited	United Kingdom
Aramark Gulf Limited Catering Services LLC	Qatar
Aramark Holding Deutschland GmBH	Germany
Aramark International Finance S.a.r.l.	Luxembourg
Aramark International Holdings S.a.r.l.	Luxembourg
Aramark Inversiones Latinoamericanas Limitada	Chile
Aramark Investments Limited	United Kingdom
Aramark Ireland Holdings Limited	Ireland
Aramark Japan Holdings Limited	United Kingdom
Aramark Kazakhstan Ltd.	Kazakhstan
Aramark KSA LLC	Saudi Arabia
Aramark Limited	United Kingdom
Aramark Mexico, S.A. de C.V.	Mexico
Aramark Monclova Manufacturing de Mexico, S.A. de C.V.	Mexico
Aramark Monclova Support, S.A. de C.V.	Mexico
Aramark Norway SA	Norway
Aramark Offshore Mexico S. de R.L. de C.V.	Mexico
Aramark Property Services Limited	Ireland
Aramark Quebec Inc.	Canada
Aramark Regional Treasury Europe, DAC	Ireland
Aramark Remote Workplace Services Ltd.	Canada
Aramark Restaurations GmbH	Germany
Aramark S.A.	Belgium
Aramark S.A. de C.V.	Mexico

Exhibit 21.1

Aramark S.A.R.L.	Luxembourg
Aramark School Catering Facility, Ltd.	Czech Republic
Aramark Service Industries (China) Co., Ltd.	China
Aramark Services SA	Belgium
Aramark Servicios de Catering, S.L.	Spain
Aramark Servicios Industriales, S. de R.L. de C.V.	Mexico
Aramark Servicios Integrales, S.A.	Spain
Aramark Servicios Mineros y Remotos Limitada	Chile
Aramark Servicios SRL	Argentina
Aramark Servicos Alimenticios e Participacoes Ltda.	Brazil
Aramark Trustees Limited	United Kingdom
Aramark Uniform Holding de Mexico, S.A. de C.V.	Mexico
Aramark Uniform Services Japan Corporation	Japan
Aramark Workplace Solutions (UK) Ltd.	United Kingdom
Aramark, S.R.O.	Czech Republic
Aramark/Dasko Restaurant and Catering Services S.A.	Greece
ARAMONT Company Ltd.	Bermuda
Avendra Canada Inc.	Canada
Avoca Handweavers Designs Limited	Ireland
Avoca Handweavers Limited	Ireland
Avoca Handweavers NI Limited	Northern Ireland
Avoca Handweavers Shops Limited	Ireland
Avoca Handweavers UK Limited	United Kingdom
Beijing Golden Collar Dining Ltd.	China
Boompjes Hotel BV	Netherlands
Campbell Catering (N.I.) Ltd.	Northern Ireland
Campbell Catering Holdings Limited	Ireland
Campbell Catering Ltd.	Ireland
Campbell Catering Services	Ireland
Canadian Linen and Uniform Service Corp.	Canada
CDR Mantenimiento Integral S.A.	Chile
Central de Abastecimiento Limitada	Chile
Central de Restaurantes Aramark Limitada	Chile
Central de Restaurantes Aramark Multiservicios Limitada	Chile
Central de Restaurantes S.R.L.	Argentina
Central Multiservicios S.R.L.	Argentina
Centrapal S.R.L.	Argentina
Centro de Innovacion y Servicio S.A.	Chile
Comertel Educa SLU	Spain
Comertel Residencias SLU	Spain
Comertel SA	Spain
Complete Purchasing Services Inc.	Canada
Distributor JV Limited	British Virgin Islands

Exhibit 21.1

Dongguan Best Property Management Co., Ltd.	China
Food JV Limited	British Virgin Islands
GA-BE-SHI-WIN GP Inc.	Canada
GA-BE-SHI-WIN Limited Partnership	Canada
Gestion de Alimentacion y Limpieza Colectividades SLU	Spain
Glenrye Properties Services Limited	Ireland
GTB Gastro Team Bremen GmBH	Germany
Instituto ICS S.A.	Chile
Inversiones Aramark Chile Limitada	Chile
Inversiones Centralcorp Limitada	Chile
Inversiones en Aseo y Mantenimiento S.A.	Chile
Irish Estates (Facilities Management) Limited	Ireland
Mill Mount Weavers Limited	Ireland
Nissho Linen	Japan
NNL Aramark Hospitality Services Ltd.	Canada
Pelican Procurement Services Limited	United Kingdom
Prem Hospitality Limited	United Kingdom
Premgroup Franchise Services Limited	Ireland
Premier Management Company (Dublin) Limited	Ireland
Restaurationsbetriebe Stockheim GmbH	Germany
Spokesoft Technologies Limited	Ireland
Trinity Hospitality Services GmbH	Germany
Trinity Hospitality Services SARL	France
Trinity Purchasing N.V.	Belgium
Vector Environmental Services Limited	Northern Ireland
Vector Workplace and Facility Management Limited	Ireland
Veris UK Limited	United Kingdom